FirstMerit Corporation Reports Second Quarter 2014 EPS Results

Exhibit 99.1

FOR IMMEDIATE RELEASE

FirstMerit Corporation
Analysts: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075
FirstMerit Reports Second Quarter 2014 EPS of $0.35 Per Share
Quarterly Highlights include:

•	Profitability Sustained: 61st consecutive quarter of profitability.

•	Organic growth continued: Total loan growth of $361.0 million, or 2.47% from the prior quarter.

•	Credit quality remained solid: Net charge-offs to average originated loans of 0.22%; nonperforming assets as a percent of period end originated loans plus other real estate at 0.53%.

•	Balance sheet remained strong: Strong tangible common equity ratio at 7.89%.

Akron, Ohio (July 22, 2014) - FirstMerit Corporation (Nasdaq: FMER) (the "Corporation") reported second quarter 2014 net income of $59.5 million, or $0.35 per diluted share. This compares with $53.5 million, or $0.31 per diluted share, for the first quarter 2014 and $48.5 million, or $0.29 per diluted share, for the second quarter 2013. Pre-tax costs associated with branch closures of $4.0 million were recognized in the second quarter of 2014 and are included within noninterest income.

Returns on average common equity (“ROE”) and average assets (“ROA”) for the second quarter 2014 were 8.62% and 0.98%, respectively, compared with 7.93% and 0.90%, respectively, for the first quarter 2014 and 7.56% and 0.85%, respectively, for the second quarter 2013.

“Our second quarter 2014 results demonstrate solid execution on our strategies to grow organically, maintain strong asset quality and generate robust capital levels to both support profitable growth across our footprint and to allow us to pay a healthy dividend to our shareholders,” said Paul Greig, chairman, president and CEO, FirstMerit Corporation.

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

"Acquired loans," as used herein, are those assumed in the Citizens acquisition. As used herein, "originated loans" refer to loans that have been originated in the normal course of business and "covered loans" refer to loans covered by loss sharing agreements with the FDIC providing considerable protection against credit risk.

Net Interest Income

Net interest income on a fully tax-equivalent (“TE”) basis was $199.7 million in the second quarter 2014 compared with $197.9 million in the first quarter 2014 and $201.6 million in the second quarter 2013.

Net interest margin was 3.75% for the second quarter 2014 compared with 3.84% for the first quarter 2014 and 4.12% for the second quarter 2013. Second quarter 2014 net interest margin compression compared with the first quarter 2014 was primarily driven by declining volume in the acquired loan portfolio and lower investment portfolio yields, partially offset by increased volume of originated loans and day count.

Average originated loans were $11.1 billion during the second quarter 2014, an increase of $643.7 million, or 6.16%, compared with the first quarter 2014, and an increase of $2.2 billion, or 24.94%, compared with the second quarter 2013. Average originated commercial loans increased $365.5 million, or 5.36%, compared with the prior quarter, and increased $1.3 billion, or 22.01%, compared with the year-ago quarter.

Average deposits were $19.5 billion during the second quarter 2014, a decrease of $139.7 million, or 0.71%, compared with the first quarter 2014, and an increase of $1.2 billion, or 6.34%, compared with the second quarter 2013. During the second quarter 2014, average core deposits, which exclude time deposits, decreased $70.6 million, or 0.41%, compared with the first quarter 2014 and increased $1.5 billion, or 9.64%, compared with the second quarter 2013. Average time deposits decreased $69.1 million, or 2.88%, and decreased $346.5 million, or 12.93%, respectively, over the prior and year-ago quarters. For the second quarter 2014, average core deposits accounted for 88.03% of total average deposits, compared with 87.76% for the first quarter 2014 and 85.38% for the second quarter 2013.

Average investments increased $170.4 million, or 2.63%, compared with the first quarter 2014 and increased $725.2 million, or 12.23% compared with the second quarter 2013.

Noninterest Income

Noninterest income, excluding gains and losses on securities transactions, for the second quarter 2014 was $72.5 million, an increase of $5.3 million, or 7.83%, from the first quarter 2014 and an increase of $0.2 million, or 0.34%, from the second quarter 2013. Included in noninterest income in the second quarter 2014 was $4.1 million of gains on covered loans paid in full, compared to $1.6 million and $1.0 million in the first quarter 2014 and second quarter 2013, respectively. Also included in noninterest income in the second quarter of 2014 were costs of $4.0 million associated with branch closures.

Noninterest income, excluding net securities gains and losses, as a percentage of net revenue for the second quarter 2014 was 26.63% compared with 25.36% for first quarter 2014 and 26.38% for the second quarter 2013. Net revenue is defined as net interest income, on an TE basis, plus other income, excluding gains and losses from securities sales.

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

Noninterest Expense

Noninterest expense for the second quarter 2014 was $167.4 million, a decrease of $1.9 million, or 1.14%, from the first quarter 2014 and a decrease of $21.5 million, or 11.38%, from the second quarter 2013. Included in noninterest expense in the first quarter 2014 and second quarter 2013 were merger related costs associated with the Citizens acquisition of $1.0 million and $32.1 million, respectively. The Corporation's efficiency ratio was 60.43% for the second quarter 2014, compared with 62.77% for the first quarter 2014 and 68.10% for the second quarter 2013.

The effective tax rate was 30.37% for the second quarter 2014 compared with 30.85% for the first quarter 2014 and 32.02% for the second quarter 2013.

Asset Quality (excluding acquired loans and covered assets)

Due to the impact of business combination accounting and protection against credit risk from FDIC loss sharing agreements, acquired loans and covered assets are excluded from the asset quality discussion to provide for improved comparability to prior periods and better perspective into asset quality trends. Acquired loans are recorded at fair value at the date of acquisition with no allowance brought forward in accordance with business combination accounting. Impaired acquired and covered loans are considered to be performing due to the application of the accretion method under the applicable accounting guidance.

Net charge-offs on originated loans totaled $6.2 million, or 0.22% of average originated loans in the second quarter 2014, compared with $8.0 million, or 0.31% of average originated loans, in the first quarter 2014 and $3.3 million, or 0.15% of average originated loans, in the second quarter 2013.

Nonperforming assets totaled $60.9 million at June 30, 2014, a decrease of $1.8 million, or 2.85%, compared with March 31, 2014 and a decrease of $5.3 million, or 7.94%, compared with June 30, 2013. Nonperforming assets at June 30, 2014 represented 0.53% of period-end originated loans plus other real estate compared with 0.58% at March 31, 2014 and 0.72% at June 30, 2013.

The allowance for originated loan losses totaled $92.0 million at June 30, 2014. At June 30, 2014, the allowance for originated loan losses was 0.80% of period-end originated loans compared with 0.85% at March 31, 2014 and 1.08% at June 30, 2013. The allowance for credit losses is the sum of the allowance for originated loan losses and the reserve for unfunded lending commitments. For comparative purposes, the allowance for credit losses was 0.86% of period end originated loans at June 30, 2014, compared with 0.92% at March 31, 2014 and 1.17% at June 30, 2013. The allowance for credit losses to nonperforming loans was 269.61% at June 30, 2014, compared with 229.23% at March 31, 2014 and 234.82% at June 30, 2013.

Balance Sheet

The Corporation’s total assets at June 30, 2014 were $24.6 billion, an increase of $65.8 million, or 0.27%, compared with March 31, 2014 and an increase of $1.0 billion, or 4.37%, compared with June 30, 2013.

Total deposits were $19.3 billion at June 30, 2014, a decrease of $513.3 million, or 2.59%, from March 31, 2014 and an increase of $178.7 million, or 0.93%, from June 30, 2013. Core deposits totaled $17.0 billion at June 30, 2014, a decrease of $397.7 million, or 2.28%, from March 31, 2014 and an increase of $727.2 million, or 4.46%, from June 30, 2013.

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

Shareholders’ equity was $2.8 billion as of June 30, 2014, and $2.7 billion as of March 31, 2014 and June 30, 2013. The Corporation maintained a strong capital position as tangible common equity to assets was 7.89% at June 30, 2014, compared with 7.69% at March 31, 2014 and 7.58% at June 30, 2013. The common share cash dividend paid in the second quarter 2014 was $0.16 per share.

Second Quarter 2014 Conference Call

FirstMerit (Nasdaq: FMER) senior management will host an earnings conference call today at 11:00 a.m. (Eastern Time) to provide an overview of second quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 71490061. A replay of the conference call will be available at approximately 2:00 p.m. (Eastern Time) on July 22, 2014 through August 5, 2014 by dialing (855) 859-2056, and entering the PIN: 71490061. The Corporation will provide a slide presentation, which management will speak to during the conference call. A copy of the presentation will be available at https://www.firstmerit.com/personal/investors.aspx; click on the Presentations link to access the slide presentation.

Non-GAAP Measures: This news release contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Corporation's management uses these non-GAAP measures in their analysis of the Corporation's performance and the efficiency of its operations. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations of the Corporation and enhance comparability of results with prior periods, and facilitate investors' assessments of business and performance trends in comparison to others in the financial services industry. The Corporation believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. The Corporation's management believes that investors may use these non-GAAP financial measures to analyze financial performance without the impact of unusual items that may obscure trends in the Corporation's underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

About FirstMerit Corporation

FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of approximately $24.6 billion as of June 30, 2014, and 379 banking offices and 412 ATM locations in Ohio, Michigan, Wisconsin, Illinois and Pennsylvania. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal affiliates include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation and FirstMerit Title Agency, Ltd.

Subsequent Events

The Corporation is required under generally accepted accounting principles to evaluate subsequent events through the filing of the its consolidated financial statements for the quarter ended June 30, 2014 on Form 10-Q. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of June 30, 2014 and will adjust amounts preliminarily reported, if necessary.

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

Forward-Looking Statements

This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation's business, competitive pressures, changes in accounting, tax or regulatory practices or requirements, the Corporation's ability to realize the synergies and benefits contemplated by the acquisition of Citizens, such as it being accretive to earnings and expanding the Corporation's geographic presence, in the time frame anticipated or at all, and those risk factors detailed in the Corporation's periodic reports filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights
(Unaudited)			Quarters
(Dollars in thousands, except per share amounts)	2014	2014	2013	2013	2013
	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
EARNINGS
Net interest income TE (a)	$199,666	$197,854	$202,145	$207,079	$201,605
TE adjustment (a)	4,089	3,954	4,077	3,739	3,574
Provision for originated loan losses	5,993	3,654	1,552	2,523	3,151
Provision for acquired loan losses	5,815	7,827	5,515	2,033	—
Provision for covered loan losses	3,445	3,055	2,983	1,823	4,158
Noninterest income	72,560	67,270	72,420	71,090	69,439
Noninterest expense	167,400	169,331	178,620	210,599	188,888
Net income	59,519	53,455	57,174	40,715	48,450
Diluted EPS (c)	0.35	0.31	0.33	0.23	0.29
PERFORMANCE RATIOS
Return on average assets (ROA)	0.98%	0.90%	0.94%	0.67%	0.85%
Return on average equity (ROE)	8.62%	7.93%	8.48%	6.07%	7.56%
Return on average tangible common equity (d)	12.92%	11.98%	12.96%	9.29%	11.49%
Net interest margin TE (a)	3.75%	3.84%	3.89%	4.05%	4.12%
Efficiency ratio (e)	60.43%	62.77%	64.08%	74.64%	68.10%
Number of full-time equivalent employees	4,392	4,521	4,570	4,666	4,619
MARKET DATA
Book value per common share	$16.88	$16.62	$16.38	$16.08	$16.06
Tangible book value per common share (d)	11.33	11.03	10.77	10.47	10.43
Period end common share market value	19.75	20.83	22.23	21.72	20.03
Market as a % of book	117%	125%	136%	135%	125%
Cash dividends per common share	$0.16	$0.16	$0.16	$0.16	$0.16
Common Stock dividend payout ratio	45.71%	51.61%	48.48%	69.57%	55.17%
Average basic common shares	165,335	165,060	165,054	165,044	157,863
Average diluted common shares	166,147	166,004	166,097	165,874	158,390
Period end common shares	165,393	165,087	165,056	165,045	165,045
Common shares repurchased	186	51	17	7	168
Common Stock market capitalization	$3,266,512	$3,438,762	$3,669,195	$3,584,777	$3,305,851
ASSET QUALITY (excluding acquired and covered loans) (b)
Gross charge-offs	$11,148	$13,160	$9,913	$8,515	$10,969
Net charge-offs	6,159	8,022	3,359	2,877	3,349
Allowance for originated loan losses	91,950	92,116	96,484	98,291	98,645
Reserve for unfunded lending commitments	7,107	7,481	7,907	8,493	8,114
Nonperforming assets (NPAs)	60,922	62,711	60,883	55,426	66,177
Net charge-offs to average loans ratio	0.22%	0.31%	0.13%	0.12%	0.15%
Allowance for originated loan losses to period-end loans	0.80%	0.85%	0.94%	1.00%	1.08%
Allowance for credit losses to period-end loans	0.86%	0.92%	1.02%	1.09%	1.17%
NPAs to loans and other real estate	0.53%	0.58%	0.60%	0.57%	0.72%
Allowance for originated loan losses to nonperforming loans	250.27%	212.01%	228.62%	276.19%	216.97%
Allowance for credit losses to nonperforming loans	269.61%	229.23%	247.35%	300.06%	234.82%
CAPITAL & LIQUIDITY
Period end tangible common equity to assets (d)	7.89%	7.69%	7.70%	7.41%	7.58%
Average equity to assets	11.40%	11.32%	11.12%	11.08%	11.28%
Average equity to total loans	18.90%	19.04%	18.81%	18.97%	18.95%
Average total loans to deposits	75.15%	73.11%	72.84%	72.11%	74.04%
AVERAGE BALANCES
Assets	$24,291,276	$24,144,570	$24,034,846	$24,013,594	$22,810,702
Deposits	19,496,795	19,636,506	19,517,476	19,456,231	18,334,244
Originated loans	11,092,101	10,448,383	9,988,587	9,377,826	8,877,754
Acquired loans, including covered loans, less loss share receivable	3,558,810	3,907,802	4,227,693	4,652,101	4,696,740
Earning assets	21,367,496	20,903,863	20,593,750	20,276,825	19,609,974
Shareholders' equity	2,768,352	2,733,226	2,673,635	2,661,546	2,571,964
ENDING BALANCES
Assets	$24,564,431	$24,498,661	$23,912,028	$24,137,730	$23,534,873
Deposits	19,298,396	19,811,674	19,533,601	19,489,533	19,119,722
Originated loans	11,467,193	10,826,913	10,213,387	9,789,139	9,132,625
Acquired loans, including covered loans,less loss share receivable	3,458,453	3,726,952	4,025,758	4,401,711	4,926,888
Goodwill	741,740	741,740	741,740	741,740	741,740
Intangible assets	76,886	79,819	82,755	85,447	88,419
Earning assets	21,789,773	21,715,302	21,048,910	21,297,250	20,772,749
Total shareholders' equity	2,791,738	2,742,966	2,702,894	2,654,645	2,650,909
NOTES:

(a) - The interest income earned on certain earning assets is completely or partially exempt from federal and/or state income taxes. As such, these tax-exempt securities typically yield lower returns than taxable securities. To provide more meaningful comparisons of net interest margins for all earning assets, net interest income on a taxable-equivalent basis is used in calculating net interest margin by increasing the interest earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under generally accepted accounting principles in the Consolidated Statements of Comprehensive Income.
(b) - Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired loans and covered assets are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends.
(c) - Net income used to determine diluted EPS was reduced by the cash dividends payable on the Corporation's 5.875% Non-Cumulative Perpetual Preferred Stock, Series A of approximately $1.5 million in each of the quarters presented.

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

(d) - Tangible book value per common share is a non-GAAP financial measure and is calculated based on tangible common equity divided by period end common shares outstanding. Tangible common equity excludes goodwill, intangible assets, and preferred stock. Management believes this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.
(e) - The efficiency ratio is calculated as noninterest expense divided by total revenue, excluding net gains on the sale of securities of $0.1 million and $0.1 million in the quarters ended June 30, 2014 and March 31, 2014, respectively, and a net loss of $2.8 million in the quarter ended June 30, 2013.

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)	June 30,	December 31,	June 30,
(Unaudited, except December 31, 2013, which is derived from the audited financial statements)	2014	2013	2013
ASSETS
Cash and due from banks	$523,027	$571,171	$421,836
Interest-bearing deposits in banks	119,543	346,651	487,654
Total cash and cash equivalents	642,570	917,822	909,490
Investment securities:
Held-to-maturity	3,052,118	2,935,688	2,551,860
Available-for-sale	3,478,420	3,273,174	3,299,392
Other investments	148,433	180,803	267,565
Loans held for sale	21,632	11,622	22,855
Loans	14,969,627	14,300,972	14,143,423
Allowance for loan losses	(142,036)	(141,252)	(147,714)
Net loans	14,827,591	14,159,720	13,995,709
Premises and equipment, net	315,770	327,054	316,877
Goodwill	741,740	741,740	741,740
Intangible assets	76,886	82,755	88,419
Covered other real estate	51,072	65,234	67,786
Accrued interest receivable and other assets	1,208,199	1,216,416	1,273,180
Total assets	$24,564,431	$23,912,028	$23,534,873
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,525,484	$5,459,029	$5,277,647
Interest-bearing	3,028,479	3,026,735	2,504,368
Savings and money market accounts	8,476,096	8,587,167	8,520,806
Certificates and other time deposits	2,268,337	2,460,670	2,816,901
Total deposits	19,298,396	19,533,601	19,119,722
Federal funds purchased and securities sold under agreements to repurchase	1,218,855	851,535	844,871
Wholesale borrowings	649,021	200,600	201,337
Long-term debt	324,433	324,428	324,422
Accrued taxes, expenses, and other liabilities	281,988	298,970	393,612
Total liabilities	21,772,693	21,209,134	20,883,964
Shareholders' equity:
5.875% Non-Cumulative Perpetual Preferred stock, Series A, without par value: authorized 115,000 shares; 100,000 issued	100,000	100,000	100,000
Common stock warrant	3,000	3,000	3,000
Common Stock, without par value; authorized 300,000,000 shares; issued: June 30, 2014 and December 31, 2013 - 170,183,540 shares; June 30, 2013 - 170,179,911 shares	127,937	127,937	127,937
Capital surplus	1,387,253	1,390,643	1,386,063
Accumulated other comprehensive loss	(39,507)	(66,876)	(71,897)
Retained earnings	1,335,371	1,277,975	1,235,530
Treasury stock, at cost: June 30, 2014 - 4,790,517 December 31, 2013 - 5,127,332 shares; June 30, 2013 - 5,134,463 shares	(122,316)	(129,785)	(129,724)
Total shareholders' equity	2,791,738	2,702,894	2,650,909
Total liabilities and shareholders' equity	$24,564,431	$23,912,028	$23,534,873

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES Period End Loans by Product Type (Unaudited) (Dollars in thousands)
	As of June 30, 2014
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$7,365,499	$1,457,903	$292,782	$9,116,184
Mortgage	580,166	425,584	46,705	1,052,455
Installment	2,051,587	872,034	5,364	2,928,985
Home equity	998,179	268,266	89,815	1,356,260
Credit card	151,967	—	—	151,967
Leases	319,795	—	—	319,795
Subtotal	11,467,193	3,023,787	434,666	14,925,646
Loss share receivable	—	—	43,981	43,981
Total loans	11,467,193	3,023,787	478,647	14,969,627
Allowance for loan losses	(91,950)	(4,977)	(45,109)	(142,036)
Net loans	$11,375,243	$3,018,810	$433,538	$14,827,591

	As of March 31, 2014
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$7,083,192	$1,562,878	$341,267	$8,987,337
Mortgage	555,971	446,374	49,411	1,051,756
Installment	1,835,522	943,354	5,531	2,784,407
Home equity	946,802	283,309	94,828	1,324,939
Credit card	147,917	—	—	147,917
Leases	257,509	—	—	257,509
Subtotal	10,826,913	3,235,915	491,037	14,553,865
Loss share receivable	—	—	54,748	54,748
Total loans	10,826,913	3,235,915	545,785	14,608,613
Allowance for loan losses	(92,116)	(2,974)	(49,970)	(145,060)
Net loans	$10,734,797	$3,232,941	$495,815	$14,463,553

	As of December 31, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$6,648,279	$1,725,970	$375,860	$8,750,109
Mortgage	529,253	470,652	50,679	1,050,584
Installment	1,727,925	1,004,569	6,162	2,738,656
Home equity	920,066	294,424	97,442	1,311,932
Credit card	148,313	—	—	148,313
Leases	239,551	—	—	239,551
Subtotal	10,213,387	3,495,615	530,143	14,239,145
Loss share receivable	—	—	61,827	61,827
Total loans	10,213,387	3,495,615	591,970	14,300,972
Allowance for loan losses	(96,484)	(741)	(44,027)	(141,252)
Net loans	$10,116,903	$3,494,874	$547,943	$14,159,720

	As of September 30, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	6,420,369	$1,963,746	$422,225	$8,806,340
Mortgage	487,283	466,594	52,796	1,006,673
Installment	1,647,095	1,080,298	6,361	2,733,754
Home equity	889,372	306,783	102,908	1,299,063
Credit card	145,113	—	—	145,113
Leases	199,907	—	—	199,907
Subtotal	9,789,139	3,817,421	584,290	14,190,850
Loss share receivable	—	—	69,986	69,986
Total loans	9,789,139	3,817,421	654,276	14,260,836
Allowance for loan losses	(98,291)	—	(45,544)	(143,835)
Net loans	$9,690,848	$3,817,421	$608,732	$14,117,001

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

	As of June 30, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$5,997,812	$2,267,811	$505,706	$8,771,329
Mortgage	462,427	439,380	56,056	957,863
Installment	1,496,663	1,221,060	7,794	2,725,517
Home equity	845,051	322,111	106,970	1,274,132
Credit card	142,319	—	—	142,319
Leases	188,353	—	—	188,353
Subtotal	9,132,625	4,250,362	676,526	14,059,513
Loss share receivable	—	—	83,910	83,910
Total loans	9,132,625	4,250,362	760,436	14,143,423
Allowance for loan losses	(98,645)	—	(49,069)	(147,714)
Net loans	$9,033,980	$4,250,362	$711,367	$13,995,709

(1) Loans assumed from Citizens. No allowance was brought forward on the date of acquisition in accordance with business combination accounting.
(2) Loans which are covered by loss sharing agreements with the FDIC providing considerable protection against credit risk.

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
	Quarterly Periods
(Unaudited)	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2014	2014	2013	2013	2013
ASSETS
Cash and cash equivalents	$662,000	$959,071	$1,135,601	$1,415,430	$806,129
Investment securities:
Held-to-maturity	3,061,711	2,983,831	2,763,517	2,640,807	1,953,094
Available-for-sale	3,444,830	3,332,358	3,284,635	3,243,173	3,723,002
Other investments	148,440	168,389	253,490	267,743	253,649
Loans held for sale	10,196	6,804	10,248	18,265	17,394
Loans	14,702,319	14,412,481	14,281,860	14,106,837	13,662,835
Less: allowance for loan losses	146,368	138,891	177,628	146,509	146,705
Net loans	14,555,951	14,273,590	14,104,232	13,960,328	13,516,130
Total earning assets	21,367,496	20,903,863	20,593,750	20,276,825	19,609,974
Premises and equipment, net	323,175	327,845	326,632	322,236	299,979
Accrued interest receivable and other assets	2,084,973	2,092,682	2,156,491	2,145,612	2,241,325
TOTAL ASSETS	$24,291,276	$24,144,570	$24,034,846	$24,013,594	$22,810,702
LIABILITIES
Deposits:
Noninterest-bearing	$5,515,807	$5,488,751	$5,546,316	$5,443,800	$5,095,977
Interest-bearing	3,066,201	3,045,952	2,875,375	2,720,592	2,347,155
Savings and money market accounts	8,580,928	8,698,817	8,544,097	8,570,910	8,210,780
Certificates and other time deposits	2,333,859	2,402,986	2,551,688	2,720,929	2,680,332
Total deposits	19,496,795	19,636,506	19,517,476	19,456,231	18,334,244
Federal funds purchased and securities sold under
agreements to repurchase	1,024,598	884,065	948,959	1,011,991	927,451
Wholesale borrowings	373,213	276,324	200,622	201,012	237,887
Long-term debt	324,431	324,428	324,426	324,424	314,597
Total funds	21,219,037	21,121,323	20,991,483	20,993,658	19,814,179
Accrued taxes, expenses and other liabilities	303,887	290,021	369,728	358,390	424,559
Total liabilities	21,522,924	21,411,344	21,361,211	21,352,048	20,238,738
SHAREHOLDERS' EQUITY
Preferred stock	100,000	100,000	100,000	100,000	100,000
Common stock warrant	3,000	3,000	3,000	3,000	2,637
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	1,386,497	1,391,695	1,389,222	1,386,931	1,274,758
Accumulated other comprehensive loss	(44,952)	(52,940)	(79,431)	(82,598)	(29,033)
Retained earnings	1,319,515	1,293,379	1,262,705	1,256,052	1,225,380
Treasury stock	(123,645)	(129,845)	(129,798)	(129,776)	(129,715)
Total shareholders' equity	2,768,352	2,733,226	2,673,635	2,661,546	2,571,964
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$24,291,276	$24,144,570	$24,034,846	$24,013,594	$22,810,702

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES Average Loans by Product Type (Unaudited) (Dollars in thousands)
	Quarter ended June 30, 2014
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$7,185,060	$1,492,139	$303,721	$8,980,920
Mortgage	565,703	434,936	48,258	1,048,897
Installment	1,939,802	907,069	5,445	2,852,316
Home equity	969,592	275,387	91,855	1,336,834
Credit card	149,903	—	—	149,903
Leases	282,041	—	—	282,041
Subtotal	11,092,101	3,109,531	449,279	14,650,911
Loss share receivable	—	—	51,408	51,408
Total loans	11,092,101	3,109,531	500,687	14,702,319
Less allowance for loan losses	94,063	3,034	49,271	146,368
Net loans	$10,998,038	$3,106,497	$451,416	$14,555,951

	Quarter ended March 31, 2014
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$6,819,522	$1,678,267	$357,033	$8,854,822
Mortgage	538,151	459,842	49,921	1,047,914
Installment	1,771,434	972,711	6,012	2,750,157
Home equity	929,362	288,529	95,487	1,313,378
Credit card	147,265	—	—	147,265
Leases	242,649	—	—	242,649
Subtotal	10,448,383	3,399,349	508,453	14,356,185
Loss share receivable	—	—	56,296	56,296
Total loans	10,448,383	3,399,349	564,749	14,412,481
Less allowance for loan losses	96,789	(617)	42,719	138,891
Net loans	$10,351,594	$3,399,966	$522,030	$14,273,590

	Quarter Ended December 31, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$6,526,243	$1,866,064	$400,105	$8,792,412
Mortgage	509,685	472,771	51,304	1,033,760
Installment	1,697,651	1,032,245	6,279	2,736,175
Home equity	905,172	298,212	100,712	1,304,096
Credit card	146,805	—	—	146,805
Leases	203,031	—	—	203,031
Subtotal	9,988,587	3,669,292	558,401	14,216,280
Loss share receivable	—	—	65,580	65,580
Total loans	9,988,587	3,669,292	623,981	14,281,860
Less allowance for loan losses	134,890	(2,091)	44,829	177,628
Net loans	$9,853,697	$3,671,383	$579,152	$14,104,232

	Quarter Ended September 30, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$6,131,423	$2,118,803	$460,242	$8,710,468
Mortgage	472,281	448,206	54,403	974,890
Installment	1,570,124	1,145,824	7,180	2,723,128
Home equity	866,001	312,681	104,762	1,283,444
Credit card	143,637	—	—	143,637
Leases	194,360	—	—	194,360
Subtotal	9,377,826	4,025,514	626,587	14,029,927
Loss share receivable	—	—	76,910	76,910
Total loans	9,377,826	4,025,514	703,497	14,106,837
Less allowance for loan losses	97,693	68	48,748	146,509
Net loans	$9,280,133	$4,025,446	$654,749	$13,960,328

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

	Quarter ended June 30, 2013
	Originated Loans	Acquired Loans (1)	Covered Loans (2)	Total Loans
Commercial	$5,888,935	$2,141,015	$575,859	$8,605,809
Mortgage	453,813	408,723	56,825	919,361
Installment	1,388,765	1,107,076	7,912	2,503,753
Home equity	831,243	288,254	111,076	1,230,573
Credit card	141,785	—	—	141,785
Leases	173,213	—	—	173,213
Subtotal	8,877,754	3,945,068	751,672	13,574,494
Loss share receivable	—	—	88,341	88,341
Total loans	8,877,754	3,945,068	840,013	13,662,835
Less allowance for loan losses	99,411	—	47,294	146,705
Net loans	$8,778,343	$3,945,068	$792,719	$13,516,130

(1) Loans assumed from Citizens. No allowance was brought forward on the date of acquisition in accordance with business combination accounting.
(2) Loans which are covered by loss sharing agreements with the FDIC providing considerable protection against credit risk.

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Three months ended			Three months ended			Three months ended
	June 30, 2014			March 31, 2014			June 30, 2013
(Unaudited)	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Cash and cash equivalents	$662,000			$959,071			$806,129
Investment securities and federal funds sold:
U.S. treasury securities and U.S. government agency obligations (taxable)	5,303,645	$26,751	2.02%	5,151,341	$25,910	2.04%	4,714,823	$24,679	2.10%
Obligations of states and political subdivisions (tax exempt)	767,731	8,753	4.57%	739,875	8,613	4.72%	710,579	9,217	5.20%
Other securities and federal funds sold	583,605	5,501	3.78%	593,362	6,112	4.18%	504,343	4,459	3.55%
Total investment securities and federal funds sold	6,654,981	41,005	2.47%	6,484,578	40,635	2.54%	5,929,745	38,355	2.59%
Loans held for sale	10,196	89	3.51%	6,804	59	3.53%	17,394	143	3.30%
Loans, including loss share receivable (2)	14,702,319	173,320	4.73%	14,412,481	171,136	4.82%	13,662,835	178,847	5.25%
Total earning assets	21,367,496	214,414	4.02%	20,903,863	211,830	4.11%	19,609,974	217,345	4.45%
Total allowance for loan losses	(146,368)			(138,891)			(146,565)
Other assets	2,408,148			2,420,527			2,541,164
Total assets	$24,291,276			$24,144,570			$22,810,702
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,515,807	—	—%	$5,488,751	—	—%	$5,095,977	—	—%
Interest-bearing	3,066,201	745	0.10%	3,045,952	737	0.10%	2,347,155	656	0.11%
Savings and money market accounts	8,580,928	5,477	0.26%	8,698,817	5,559	0.26%	8,210,780	6,469	0.32%
Certificates and other time deposits	2,333,859	3,009	0.52%	2,402,986	2,464	0.42%	2,680,332	3,374	0.50%
Total deposits	19,496,795	9,231	0.19%	19,636,506	8,760	0.18%	18,334,244	10,499	0.23%
Securities sold under agreements to repurchase	1,024,598	233	0.09%	884,065	197	0.09%	927,451	329	0.14%
Wholesale borrowings	373,213	1,391	1.49%	276,324	1,129	1.66%	237,887	1,169	1.97%
Long-term debt	324,431	3,893	4.81%	324,428	3,890	4.86%	314,597	3,743	4.77%
Total interest-bearing liabilities	15,703,230	14,748	0.38%	15,632,572	13,976	0.36%	14,718,202	15,740	0.43%
Other liabilities	303,887			290,021			424,559
Shareholders' equity	2,768,352			2,733,226			2,571,964
Total liabilities and shareholders' equity	$24,291,276			$24,144,570			$22,810,702
Net yield on earning assets	$21,367,496	$199,666	3.75%	$20,903,863	$197,854	3.84%	$19,609,974	$201,605	4.12%
Interest rate spread			3.65%			3.75%			4.02%

(1) The net yield on earning assets is calculated as annualized taxable-equivalent net interest income divided by average earning assets. The interest income earned on certain earning assets is completely or partially exempt from federal and/or state income taxes. As such, these tax-exempt securities typically yield lower returns than taxable securities. To provide more meaningful comparisons of net interest margins for all earning assets, net interest income on a taxable-equivalent basis is used in calculating net interest margin by increasing the interest earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under generally accepted accounting principles in the Consolidated Statements of Income. The taxable-equivalent adjustments to net interest income were $4.1 million, $4.0 million and $3.6 million for the three months ended June 30, 2014, March 31, 2014 and June 30, 2013, respectively.
(2) Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Six Months Ended			Six Months Ended
	June 30, 2014			June 30, 2013
(Unaudited)	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Cash and cash equivalents	$809,715			$601,649
Investment securities and federal funds sold:
U.S. treasury securities and U.S. government agency obligations (taxable)	5,227,913	$52,661	2.03%	3,757,748	$40,974	2.20%
Obligations of states and political subdivisions (tax exempt)	753,880	17,365	4.65%	626,265	15,812	5.09%
Other securities and federal funds sold	588,457	11,614	3.98%	436,014	7,403	3.42%
Total investment securities and federal funds sold	6,570,250	81,640	2.51%	4,820,027	64,189	2.69%
Loans held for sale	8,510	148	3.52%	16,146	287	3.58%
Loans, including loss share receivable (2)	14,558,200	344,453	4.77%	11,690,339	277,852	4.79%
Total earning assets	21,136,960	426,241	4.07%	16,526,512	342,328	4.18%
Total allowance for loan losses	(142,649)			(144,164)
Other assets	2,412,433			1,930,584
Total assets	$24,216,459			$18,914,581
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,502,354	—	—%	$4,213,720	—	—%
Interest-bearing	3,056,132	1,481	0.10%	1,826,876	974	0.11%
Savings and money market accounts	8,639,547	11,035	0.26%	7,029,826	11,784	0.34%
Certificates and other time deposits	2,368,231	5,473	0.47%	2,009,671	5,437	0.55%
Total deposits	19,566,264	17,989	0.19%	15,080,093	18,195	0.24%
Securities sold under agreements to repurchase	954,719	429	0.09%	917,141	642	0.14%
Wholesale borrowings	325,036	2,520	1.56%	187,373	2,019	2.17%
Long-term debt	324,430	7,783	4.84%	235,491	5,491	4.70%
Total interest-bearing liabilities	15,668,095	28,721	0.37%	12,206,378	26,347	0.44%
Other liabilities	295,124			348,632
Shareholders' equity	2,750,886			2,145,851
Total liabilities and shareholders' equity	$24,216,459			$18,914,581
Net yield on earning assets	$21,136,960	$397,520	3.79%	$16,526,512	$315,981	3.86%
Interest rate spread			3.70%			3.74%

(1) The net yield on earning assets is calculated as annualized taxable-equivalent net interest income divided by average earning assets. The interest income earned on certain earning assets is completely or partially exempt from federal and/or state income taxes. As such, these tax-exempt securities typically yield lower returns than taxable securities. To provide more meaningful comparisons of net interest margins for all earning assets, net interest income on a taxable-equivalent basis is used in calculating net interest margin by increasing the interest earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under generally accepted accounting principles in the Consolidated Statements of Income. The taxable-equivalent adjustments to net interest income were $8.0 million and $6.6 million for the six months ended June 30, 2014 and June 30, 2013, respectively.
(2) Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
	(Unaudited)	Quarters Ended		Six Months Ended
	(Dollars in thousands except per share data)	June 30,		June 30,
		2014	2013	2014	2013
	Interest income:
	Loans and loans held for sale	$172,517	$178,535	$343,030	$277,206
	Investment securities:
	Taxable	32,253	29,138	64,275	48,377
	Tax-exempt	5,555	6,098	10,895	10,143
	Total investment securities interest	37,808	35,236	75,170	58,520
	Total interest income	210,325	213,771	418,200	335,726
	Interest expense:
	Deposits:
	Interest-bearing	745	656	1,481	974
	Savings and money market accounts	5,477	6,469	11,035	11,784
	Certificates and other time deposits	3,009	3,374	5,473	5,437
	Securities sold under agreements to repurchase	233	329	429	642
	Wholesale borrowings	1,391	1,169	2,520	2,019
	Long-term debt	3,893	3,743	7,783	5,491
	Total interest expense	14,748	15,740	28,721	26,347
	Net interest income	195,577	198,031	389,479	309,379
	Provision for loan losses	15,253	7,309	29,790	17,256
	Net interest income after provision for loan losses	180,324	190,722	359,689	292,123
	Noninterest income:
	Trust department income	10,070	9,167	19,818	14,907
	Service charges on deposits	18,528	20,582	35,176	33,168
	Credit card fees	13,455	14,317	25,607	24,540
	ATM and other service fees	5,996	4,945	11,816	8,280
	Bank owned life insurance income	4,040	3,641	7,622	8,538
	Investment services and insurance	3,852	3,429	7,368	5,844
	Investment securities gains/(losses), net	80	(2,794)	136	(2,803)
	Loan sales and servicing income	4,462	7,985	8,192	15,848
	Other operating income	12,077	8,167	24,096	18,510
	Total noninterest income	72,560	69,439	139,831	126,832
	Noninterest expenses:
	Salaries, wages, pension and employee benefits	89,465	105,099	178,478	163,005
	Net occupancy expense	14,347	13,346	31,361	21,628
	Equipment expense	12,267	10,309	24,178	17,659
	Stationery, supplies and postage	3,990	3,407	8,097	5,503
	Bankcard, loan processing and other costs	11,810	12,417	22,644	20,257
	Professional services	4,745	17,144	10,103	22,554
	Amortization of intangibles	2,933	2,411	5,869	2,728
	FDIC insurance expense	5,533	4,149	11,504	7,675
	Other operating expense	22,310	20,606	44,499	34,025
	Total noninterest expenses	167,400	188,888	336,733	295,034
	Income before income tax expense	85,484	71,273	162,787	123,921
	Income tax expense	25,965	22,823	49,813	38,125
	Net income	$59,519	$48,450	$112,974	$85,796
Less:	Net income allocated to participating shareholders	489	383	926	813
	Preferred stock dividends	1,469	1,469	2,938	2,399
	Net income attributable to common shareholders	$57,561	$46,598	$109,110	$82,584
	Net income used in diluted EPS calculation	$57,561	$46,598	$109,110	$82,584
	Weighted average number of common shares outstanding - basic	165,335	157,863	165,198	133,909
	Weighted average number of common shares outstanding - diluted	166,147	158,390	166,052	134,406
	Basic earnings per common share	$0.35	$0.30	$0.66	$0.62
	Diluted earnings per common share	$0.35	$0.29	$0.66	$0.61
	Dividend per common share	$0.16	$0.16	$0.32	$0.32

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)	Quarter Ended			Six Months Ended
(Dollars in thousands)	June 30, 2014			June 30, 2014
	Pretax	Tax	After-tax	Pre-tax	Tax	After-tax
Net Income	$85,484	$25,965	$59,519	$162,787	$49,813	$112,974
Other comprehensive income/(loss)
Unrealized gains and losses on securities available for sale:
Changes in unrealized securities' holding gains/(losses)	22,456	7,860	14,596	40,500	14,175	26,325
Changes in unrealized securities' holding gains/(losses) that result from securities being transferred into available-for-sale from held-to-maturity	(494)	(173)	(321)	(988)	(346)	(642)
Net losses/(gains) realized on sale of securities reclassified to noninterest income	(80)	(28)	(52)	(136)	(48)	(88)
Net change in unrealized gains/(losses) on securities available for sale	21,882	7,659	14,223	39,376	13,781	25,595
Pension plans and other postretirement benefits:
Net gains/(losses) arising during the period	—	—	—	—	—	—
Amortization of prior service cost reclassified to other noninterest expense	1,631	571	1,060	1,631	571	1,060
Amortization of actuarial gain	1,097	383	714	1,097	383	714
Net change from defined benefit pension plans	2,728	954	1,774	2,728	954	1,774
Total other comprehensive gains/(losses)	24,610	8,613	15,997	42,104	14,735	27,369
Comprehensive income	$110,094	$34,578	$75,516	$204,891	$64,548	$140,343

	Quarter Ended			Six Months Ended
	June 30, 2013			June 30, 2013
	Pretax	Tax	After-tax	Pretax	Tax	After-tax
Net Income	$71,273	$22,823	$48,450	$123,921	$38,125	$85,796
Other comprehensive income (loss)
Unrealized gains and losses on securities available for sale:
Changes in unrealized securities' holding gains/(losses)	(75,729)	(26,505)	(49,224)	(87,362)	(30,577)	(56,785)
Changes in unrealized securities' holding gains/(losses) that result from securities being transferred into available-for-sale from held-to-maturity	(568)	(199)	(369)	(1,120)	(392)	(728)
Net losses/(gains) realized on sale of securities reclassified to noninterest income	2,794	978	1,816	2,803	981	1,822
Net change in unrealized gains/(losses) on securities available for sale	(73,503)	(25,726)	(47,777)	(85,679)	(29,988)	(55,691)
Pension plans and other postretirement benefits:
Net gains/(losses) arising during the period	—	—	—	—	—	—
Amortization of prior service cost reclassified to other noninterest expense	—	—	—	—	—	—
Amortization of actuarial gain	—	—	—	—	—	—
Net change from defined benefit pension plans	—	—	—	—	—	—
Total other comprehensive gains/(losses)	(73,503)	(25,726)	(47,777)	(85,679)	(29,988)	(55,691)
Comprehensive income	$(2,230)	$(2,903)	$673	$38,242	$8,137	$30,105

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME---LINKED QUARTERS

	Quarterly Results
(Unaudited)	2014	2014	2013	2013	2013
(Dollars in thousands, except share data)	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Loans and loans held for sale	$172,517	$170,514	$176,559	$182,107	$178,535
Investment securities	37,808	37,362	36,021	35,390	35,236
Total interest income	210,325	207,876	212,580	217,497	213,771
Interest expense
Deposits:
Interest-bearing	745	737	759	809	656
Savings and money market accounts	5,477	5,559	6,127	6,495	6,469
Certificates and other time deposits	3,009	2,464	2,500	1,712	3,374
Securities sold under agreements to repurchase	233	197	291	306	329
Wholesale borrowings	1,391	1,129	938	936	1,169
Long-term debt	3,893	3,890	3,897	3,899	3,743
Total interest expense	14,748	13,976	14,512	14,157	15,740
Net interest income	195,577	193,900	198,068	203,340	198,031
Provision for loan losses	15,253	14,536	10,050	6,379	7,309
Net interest income after provision for loan losses	180,324	179,364	188,018	196,961	190,722
Noninterest income:
Trust department income	10,070	9,748	10,255	9,608	9,167
Service charges on deposits	18,528	16,648	19,084	22,146	20,582
Credit card fees	13,455	12,152	12,414	13,588	14,317
ATM and other service fees	5,996	5,819	5,659	5,216	4,945
Bank owned life insurance income	4,040	3,582	4,037	4,351	3,641
Investment services and insurance	3,852	3,516	3,530	3,403	3,429
Investment securities gains/(losses), net	80	56	—	—	(2,794)
Loan sales and servicing income	4,462	3,730	3,577	3,644	7,985
Other operating income	12,077	12,019	13,864	9,134	8,167
Total noninterest income	72,560	67,270	72,420	71,090	69,439
Noninterest expenses:
Salaries, wages, pension and employee benefits	89,465	89,013	93,621	97,390	105,099
Net occupancy expense	14,347	17,014	14,066	13,816	13,346
Equipment expense	12,267	11,911	13,177	11,040	10,309
Stationery, supplies and postage	3,990	4,108	4,895	3,801	3,407
Bankcard, loan processing and other costs	11,810	10,834	10,886	40,786	12,417
Professional services	4,745	5,359	8,358	9,768	17,144
Amortization of intangibles	2,933	2,936	2,692	2,972	2,411
FDIC insurance expense	5,533	5,971	5,106	4,925	4,149
Other operating expense	22,310	22,185	25,819	26,101	20,606
Total noninterest expenses	167,400	169,331	178,620	210,599	188,888
Income before income tax expense	85,484	77,303	81,818	57,452	71,273
Income tax expense	25,965	23,848	24,644	16,737	22,823
Net income	59,519	53,455	57,174	40,715	48,450
Less: Income allocated to participating shareholders	489	380	441	310	383
Preferred stock dividends	1,469	1,469	1,469	1,469	1,469
Net income attributable to common shareholders	$57,561	$51,606	$55,264	$38,936	$46,598
Net income used in diluted EPS calculation	$57,561	$51,606	$55,264	$38,936	$46,598
Weighted-average number of common shares outstanding - basic	165,335	165,060	165,054	165,044	157,863
Weighted-average number of common shares outstanding- diluted	166,147	166,004	166,097	165,874	158,390
Basic earnings per common share	$0.35	$0.31	$0.33	$0.24	$0.30
Diluted earnings per common share	$0.35	$0.31	$0.33	$0.23	$0.29

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION (excluding acquired loans and covered assets) (a)

	(Unaudited)					(Audited)
(Dollars in thousands, except ratios)	Quarterly Periods					Annual Period
	June 30,	March 31,	December 31,	September 30,	June 30,	December 31,
Allowance for Credit Losses	2014	2014	2013	2013	2013	2013
Allowance for originated loan losses, beginning of period	$92,116	$96,484	$98,291	$98,645	$98,843	$98,942
Provision for originated loan losses	5,993	3,654	1,552	2,523	3,151	13,034
Charge-offs	11,148	13,160	9,913	8,515	10,969	40,173
Recoveries	4,989	5,138	6,554	5,638	7,620	24,681
Net charge-offs	6,159	8,022	3,359	2,877	3,349	15,492
Allowance for originated loan losses, end of period	$91,950	$92,116	$96,484	$98,291	$98,645	$96,484
Reserve for unfunded lending commitments,
beginning of period	$7,481	$7,907	$8,493	$8,114	$4,941	$5,433
Provision for (relief of) credit losses	(374)	(426)	(586)	379	3,173	2,474
Reserve for unfunded lending commitments,
end of period	$7,107	$7,481	$7,907	$8,493	$8,114	$7,907
Allowance for Credit Losses	$99,057	$99,597	$104,391	$106,784	$106,759	$104,391
Ratios
Provision for loan losses to average loans	0.22%	0.14%	0.06%	0.11%	0.14%	0.14%
Net charge-offs to average loans	0.22%	0.31%	0.13%	0.12%	0.15%	0.17%
Allowance for loan losses to period-end loans	0.80%	0.85%	0.94%	1.00%	1.08%	0.94%
Allowance for credit losses to period-end loans	0.86%	0.92%	1.02%	1.09%	1.17%	1.02%
Allowance for loan losses to nonperforming loans	250.27%	212.01%	228.62%	276.19%	216.97%	228.62%
Allowance for credit losses to nonperforming loans	269.61%	229.23%	247.35%	300.06%	234.82%	247.35%
Asset Quality
Impaired originated loans:
Nonaccrual	$21,072	$27,122	$25,674	$19,140	$28,935	$25,674
Other nonperforming loans:
Nonaccrual	15,669	16,326	16,529	16,448	16,529	16,529
Total nonperforming loans	36,741	43,448	42,203	35,588	45,464	42,203
Other real estate ("ORE")	24,181	19,263	18,680	19,838	20,713	18,680
Total nonperforming assets ("NPAs")	$60,922	$62,711	$60,883	$55,426	$66,177	$60,883
NPAs to period-end loans + ORE	0.53%	0.58%	0.60%	0.57%	0.72%	0.60%
Accruing originated loans past due 90 days or more	$15,643	$11,860	$11,176	$12,452	$11,760	$11,176
(a) Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired and covered loans are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends.

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)
(Dollars in thousands)
	2014	2014	2013	2013	2013
QUARTERLY NONINTEREST INCOME DETAIL	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Trust department income	$10,070	$9,748	$10,255	$9,608	$9,167
Service charges on deposits	18,528	16,648	19,084	22,146	20,582
Credit card fees	13,455	12,152	12,414	13,588	14,317
ATM and other service fees	5,996	5,819	5,659	5,216	4,945
Bank owned life insurance income	4,040	3,582	4,037	4,351	3,641
Investment services and insurance	3,852	3,516	3,530	3,403	3,429
Investment securities gains/(losses), net	80	56	—	—	(2,794)
Loan sales and servicing income	4,462	3,730	3,577	3,644	7,985
Other operating income	12,077	12,019	13,864	9,134	8,167
Total Noninterest Income	$72,560	$67,270	$72,420	$71,090	$69,439
	2014	2014	2013	2013	2013
QUARTERLY NONINTEREST EXPENSE DETAIL	2nd qtr	1st qtr	4th qtr	3rd qtr	2nd qtr
Salaries and wages	$69,892	$71,669	$76,685	$79,369	$85,680
Pension and employee benefits	19,573	17,344	16,936	18,021	19,419
Net occupancy expense	14,347	17,014	14,066	13,816	13,346
Equipment expense	12,267	11,911	13,177	11,040	10,309
Taxes, other than income taxes	2,576	2,774	2,618	2,785	2,891
Stationery, supplies and postage	3,990	4,108	4,895	3,801	3,407
Bankcard, loan processing and other costs	11,810	10,834	10,886	40,786	12,417
Advertising	3,801	3,516	4,855	4,432	3,745
Professional services	4,745	5,359	8,358	9,768	17,144
Telephone	2,857	2,908	3,427	3,326	2,728
Amortization of intangibles	2,933	2,936	2,692	2,972	2,411
FDIC insurance expense	5,533	5,971	5,106	4,925	4,149
Other operating expense	13,076	12,987	14,919	15,558	11,242
Total Noninterest Expense	$167,400	$169,331	$178,620	$210,599	$188,888

FirstMerit Corporation Reports Second Quarter 2014 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ALLOWANCE FOR ORIGINATED LOAN LOSSES - Net Charge-off Detail (excluding acquired and covered loans) (a)

(Unaudited)	Quarters Ended		Six Months Ended		Year Ended
(Dollars in thousands)	June 30,		June 30,		December 31,
	2014	2013	2014	2013	2013
Allowance for originated loan losses - beginning of period	$92,116	$98,843	$96,484	$98,942	$98,942
Loans charged off:
Commercial	3,057	2,750	8,210	5,422	7,637
Mortgage	834	414	1,393	684	1,903
Installment	4,076	3,612	8,660	8,206	16,683
Home equity	1,204	1,133	2,042	2,439	5,036
Credit cards	1,311	1,459	2,766	2,862	5,541
Leases	—	1,237	—	1,237	1,237
Overdrafts	666	364	1,237	895	2,136
Total	11,148	10,969	24,308	21,745	40,173
Recoveries:
Commercial	404	3,762	1,433	5,007	9,012
Mortgage	67	51	105	94	230
Installment	2,728	2,728	5,466	5,197	10,459
Home equity	820	486	1,519	833	2,492
Credit cards	439	469	857	982	1,841
Manufactured housing	13	11	24	38	60
Leases	372	—	372	89	100
Overdrafts	146	113	351	249	487
Total	4,989	7,620	10,127	12,489	24,681
Net charge-offs	6,159	3,349	14,181	9,256	15,492
Provision for originated loan losses	5,993	3,151	9,647	8,959	13,034
Allowance for originated loan losses-end of period	$91,950	$98,645	$91,950	$98,645	$96,484

Average originated loans	$11,092,101	$8,877,754	$10,772,020	$8,806,924	$9,252,555
Ratio (annualized) to average originated loans:
Originated net charge-offs	0.22%	0.15%	0.27%	0.21%	0.17%
Provision for originated loan losses	0.22%	0.14%	0.18%	0.21%	0.14%
Originated Loans, period-end	$11,467,193	$9,132,625	$11,467,193	$9,132,625	$10,213,387

Allowance for credit losses:	$99,057	$106,759	$99,057	$106,759	$104,391
To (annualized) net charge-offs	4.01	7.95	3.46	5.72	6.74
Allowance for originated loan losses:
To period-end originated loans	0.80%	1.08%	0.80%	1.08%	0.94%
To (annualized) net originated charge-offs	3.72	7.34	3.22	5.28	6.23

(a) Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired and covered loans are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends.